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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  June 22, 2005
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                          WORTHINGTON INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


            Ohio                     1-8399                31-1189815
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 (State or other jurisdiction     (Commission            (IRS Employer
      of incorporation)           File Number)         Identification No.)


    200 Old Wilson Bridge Road, Columbus, Ohio                43085
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     (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:       (614) 438-3210
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

On June 22, 2005, Worthington Industries, Inc. (the "Registrant") issued a news release reporting results for three and twelve month periods ended May 31, 2005. A copy of the news release (the "Release") is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The release contains financial information which will allow investors to make calculations to compare results excluding the special items recognized in fiscal year 2004 and fiscal year 2005. We believe that this information will enable investors to more readily compare both quarter-over-quarter and year-over-year results on a GAAP basis and quarter-over-quarter and year-over-year results excluding the impact of these special items.

We use the results, excluding the special items, as a measure of our normal operating performance which is factored into evaluations and compensation payments.


Item 9.01.   Financial Statements and Exhibits.

       (a)-(b) Not applicable.

       (c)     Exhibits:


       Exhibit No.     Description
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       99.1            News Release issued by Worthington Industries, Inc. on
                       June 22, 2005.


The information in this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, except if the Registrant specifically states that the information is to be considered "filed" under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933 or the Exchange Act.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   WORTHINGTON INDUSTRIES, INC.


Date: June 22, 2005
                                   By: /s/ John S. Christie
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                                       John S. Christie
                                       President and Chief Financial Officer